UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2023

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On January 31, 2023, Augmedix Bangladesh Ltd., a company incorporated in Bangladesh under the provisions of the Companies Act, 1994 (the “Tenant”), an indirect wholly-owned subsidiary of Augmedix, Inc., a Delaware corporation (the “Company”), entered into a lease agreement (the “Lease”) with Sony Chocolate Industries Ltd. (the “Landlord”) for certain commercial spaces on the 9th, 14th, 15th and 16th floors of the Landlord’s commercial complex at Rahman’s Regnum Centre, 191/1, Tejgaon-Gulshan Link Road, Tejgaon C/A, Dhaka-1208, Bangladesh (the “Premises”). The Premises comprise approximately 54,824 rentable square feet.

The Lease term commences on February 15, 2023 (“Commencement Date”) and ends on April 30, 2028, unless terminated as provided in the Lease (the “Term”). Under the Lease, the Landlord shall deliver approximately 37,688 rentable square feet of the Premises on the Commencement Date, approximately 11,424 rentable square feet of the Premises on April 1, 2023, and approximately 5,712 rentable square feet of the Premises on May 1, 2023. The Lease provides for an option to extend the Term on such terms and conditions as mutually agreed between the parties.

The monthly rental rate for the premises is 100.00 Bangladeshi Taka (“BDT”) per square foot for the period between the Commencement Date and March 31, 2025, 110.00 BDT per square foot for the period between April 1, 2025 and March 31, 2027 and 121.00 BDT per square foot for the period between April 1, 2027 and April 30, 2028. The Tenant is also required to pay certain monthly service charges for maintenance of the Premises and common areas as set forth in the Lease.

The Lease is furnished as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Lease Agreement by and between, Augmedix Bangladesh Ltd. and Sony Chocolate Industries Ltd., dated January 31, 2023.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: February 6, 2023	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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